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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 31, 2003

                      Lehman ABS Corporation on behalf of:

            CORPORATE BACKED TRUST CERTIFICATES, AIG DEBENTURE-BACKED
                              SERIES 2002-10 TRUST
            CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-2 TRUST
            CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-9 TRUST
            CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-18 TRUST
               CORPORATE BACKED TRUST CERTIFICATES, LIBERTY MEDIA
                      DEBENTURE-BACKED SERIES 2001-32 TRUST
           CORPORATE BACKED TRUST CERTIFICATES, BRUNSWICK CORPORATION
                         NOTE-BACKED SERIES 2002-3 TRUST
              CORPORATE BACKED TRUST CERTIFICATES, DAIMLERCHRYSLER
                      DEBENTURE-BACKED SERIES 2002-4 TRUST
            CORPORATE BACKED TRUST CERTIFICATES, BRISTOL-MYERS SQUIBB
                      DEBENTURE-BACKED SERIES 2002-18 TRUST
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      333-100485             13-3447441
(State or Other Jurisdiction         (Commission File        (I.R.S. Employer
      of Incorporation)                    Number)          Identification No.)

       Lehman ABS Corporation
         745 Seventh Avenue
          New York, New York                                       10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated January 16, 2001  Series 2001-1 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated January 22, 2001  Series 2001-2 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated January 25, 2001  Series 2001-3 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2001  Series 2001-4 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated February 2, 2001  Series 2001-5 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated March 1, 2001     Series 2001-6 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated March 2, 2001     Series 2001-7 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated March 8, 2001     Series 2001-8 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated March 14, 2001    Series 2001-9 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated March 22, 2001    Series 2001-10 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated March 28, 2001    Series 2001-11 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated April 3, 2001     Series 2001-12 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated April 10, 2001    Series 2001-14 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated April 30, 2001    Series 2001-15 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2001       Series 2001-16 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated May 2, 2001       Series 2001-17 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated May 8, 2001       Series 2001-18 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated May 11, 2001      Series 2001-19 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated May 22, 2001      Series 2001-20 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001      Series 2001-21 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001      Series 2001-22 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated June 1, 2001      Series 2001-23 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated June 8, 2001      Series 2001-24 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated June 14, 2001     Series 2001-25 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated June 21, 2001     Series 2001-26 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated June 28, 2001     Series 2001-27 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2001     Corning Debenture-Backed Series
                                          2001-28 Trust
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

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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 26, 2001       Georgia-Pacific Debenture-Backed
                                            Series 2001-29 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 27, 2001       Royal Caribbean Debenture-Backed
                                            Series 2001-30 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates, Toys
Series Supplement dated July 31, 2001       "R" Us Debenture-Backed Series 2001-31
                                            Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated August 29, 2001     Liberty Media Debenture-Backed
                                            Series 2001-32 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated September 5, 2001   AT&T Note-Backed Series 2001-33 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated September 6, 2001   Goodyear Tire & Rubber Note-Backed
                                            Series 2001-34 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated September 21, 2001  Corning Debenture-Backed Series
                                            2001-35 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated November 15, 2001   Ford Motor Co. Debenture-Backed
                                            Series 2001-36 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated December 27, 2001   Federal Express Corporation Note-
                                            Backed Series 2001-37 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated January 23, 2002    W.R. Berkley Capital Trust
                                            Securities-Backed Series 2002-1 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated February 21, 2002   Royal & Sun Alliance Bond-Backed
                                            Series 2002-2 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 7, 2002       Brunswick Corporation Note-Backed
                                            Series 2002-3 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2002      DaimlerChrysler Debenture-Backed
                                            Series 2002-4 Trust
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Standard Terms for Trust Agreements and     Callable Zero Coupon Trust Certificates,
Series Supplement dated March 25, 2002      Series 2002-TVA-1 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated April 2, 2002       General Electric Capital Series Note-
                                            Backed Series 2002-5 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated April 16, 2002      Kinder Morgan Debenture-Backed
                                            Series 2002-6 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2002         AT&T Wireless Services Note-Backed
                                            Series 2002-7 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 23, 2002        BellSouth Debenture-Backed Series
                                            2002-8 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 3, 2002        News America Debenture-Backed Series
                                            2002-9 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 6, 2002        AIG Debenture-Backed Series 2002-10
                                            Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 7, 2002        Royal & Sun Alliance Bond-Backed
                                            Series 2002-11 Trust
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


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

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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated June 18, 2002                   Motorola Debenture-Backed Series 2002-12
                                                 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated July 10, 2002                   Motorola Debenture-Backed Series 2002-14
                                                 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, CIT
Supplement dated July 24, 2002                   Capital Trust I Securities-Backed Series
                                                 2002-15 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated July 30, 2002                   Verizon Global Funding Corp. Note-Backed
                                                 Series 2002-16 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated October 23, 2002                American General Institutional Capital A
                                                 Capital Securities-Backed Series 2002-17
                                                 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated October 31, 2002                Bristol-Myers Squibb Debenture-Backed
                                                 Series 2002-18 Trust
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Standard Terms for Trust Agreements and Series   Repackaged GE Global Insurance Floating
Supplement dated November 15, 2002               Rate Trust Certificates Series 2002-1
                                                 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, Sears
Supplement dated January 28, 2003                Roebuck Acceptance Note-Backed Series
                                                 2003-1 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated January 29, 2003                BellSouth Capital Funding Debenture-Backed
                                                 Series 2003-2 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, Duke
Supplement dated January 31, 2003                Capital Note-Backed Series 2003-3 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, HSBC
Supplement dated February 19, 2003               Debenture-Backed Series 2003-4 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, Sears
Supplement dated March 5, 2003                   Roebuck Acceptance Note-Backed Series
                                                 2003-5 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, Ford
Supplement dated March 13, 2003                  Motor Company Note-Backed Series 2003-6
                                                 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated March 21, 2003                  Boeing Note-Backed Series 2003-7 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates,
Supplement dated March 27, 2003                  Altria Debenture-Backed Series 2003-8 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, CIT
Supplement dated April 1, 2003                   Capital Trust I Securities-Backed Series
                                                 2003-9 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, CNA
Supplement dated June 20, 2003                   Financial Debenture-Backed Series 2003-10
                                                 Trust
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Standard Terms for Trust Agreements and Series   Repackaged American General Floating Rate
Supplement dated July 2, 2003                    Trust Certificates, Series 2003-1 Trust
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Standard Terms for Trust Agreements and Series   Corporate Backed Trust Certificates, Kraft
Supplement dated July 24, 2003                   Foods Note-Backed Series 2003-11 Trust
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


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

Item 5. OTHER EVENTS

On July 31, 2003 distribution was made to the Holders of the Corporate Backed Trust Certificates, AIG Debenture-Backed Series 2002-10 Trust, and on August 1, 2003 distribution was made to the Holders of the Corporate Backed Trust Certificates, Series 2001-2 Trust, Corporate Backed Trust Certificates, Series 2001-9 Trust, Corporate Backed Trust Certificates, Series 2001-18 Trust, Corporate Backed Trust Certificates, Liberty Media Debenture-Backed Series 2001-32 Trust, Corporate Backed Trust Certificates, Brunswick Corporation Note-Backed Series 2002-3 Trust, Corporate Backed Trust Certificates, DaimlerChrysler Debenture-Backed Series 2002-4 Trust and Corporate Backed Trust Certificates, Bristol-Myers Squibb Debenture-Backed Series 2002-18 Trust (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 1, 2, 3, 4, 5, 6, 7 and 8 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits were filed as part of this report:

            1 Trustee's Distribution Statement to the AIG Debenture-Backed Series 2002-10 Certificate Holders for the period ending July 31, 2003.

            2 Trustee's Distribution Statement to the Series 2001-2 Certificate Holders for the period ending August 1, 2003.

            3 Trustee's Distribution Statement to the Series 2001-9 Certificate Holders for the period ending August 1, 2003.

            4 Trustee's Distribution Statement to the Series 2001-18 Certificate Holders for the period ending August 1, 2003.

            5 Trustee's Distribution Statement to the Liberty Media Debenture-Backed Series 2001-32 Certificate Holders for the period ending August 1, 2003.

            6 Trustee's Distribution Statement to the Brunswick Corporation Note-Backed Series 2002-3 Certificate Holders for the period ending August 1, 2003.

            7 Trustee's Distribution Statement to the DaimlerChrysler Debenture-Backed Series 2002-4 Certificate Holders for the period ending August 1, 2003.

            8 Trustee's Distribution Statement to the Bristol-Myers Squibb Debenture-Backed Series 2002-18 Certificate Holders for the period ending August 1, 2003.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 29, 2003

                                             Lehman ABS Corporation


                                             By:  /s/ Rene Canezin
                                                  -----------------------
                                             Name: Rene Canezin
                                             Title: Senior Vice President


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

                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

      1 Trustee's Distribution Statement to the AIG Debenture-Backed Series 2002-10 Certificate Holders for the period ending July 31, 2003

      2 Trustee's Distribution Statement to the Series 2001-2 Certificate Holders for the period ending August 1, 2003

      3 Trustee's Distribution Statement to the Series 2001-9 Certificate Holders for the period ending August 1, 2003

      4 Trustee's Distribution Statement to the Series 2001-18 Certificate Holders for the period ending August 1, 2003

      5 Trustee's Distribution Statement to the Liberty Media Debenture-Backed Series 2001-32 Certificate Holders for the period ending August 1, 2003

      6 Trustee's Distribution Statement to the Brunswick Corporation Note-Backed Series 2002-3 Certificate Holders for the period ending August 1, 2003

      7 Trustee's Distribution Statement to the DaimlerChrysler Debenture-Backed Series 2002-4 Certificate Holders for the period ending August 1, 2003

      8 Trustee's Distribution Statement to the Bristol-Myers Squibb Debenture-Backed Series 2002-18 Certificate Holders for the period ending August 1, 2003


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